Exhibit 99.1

                                 [FORM OF PROXY]


                                      PROXY

                           COMMUNITY BANKSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR SPECIAL MEETING OF SHAREHOLDERS - ___________________________

         E. J. Ayers, Jr. and Alvis J. Bynum, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Special Meeting of Shareholders to be held on ____________________, and at any adjournment thereof, as follows:


1. To approve the Agreement and Plan of Merger dated as of November 20, 2001 by and between Ridgeway Bancshares, Inc. and Community Bankshares, Inc.

         FOR   [ ]                 AGAINST  [ ]               ABSTAIN  [ ]



2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:                 ,  2002
       ---------------

                                   ---------------------------------------------

                                   --------------------------------------------


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                                 [FORM OF PROXY]

                                      PROXY

                            RIDGEWAY BANKSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR SPECIAL MEETING OF SHAREHOLDERS - ___________________________

         J.V. Nicholson, Jr. and William A. Harwell, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Special Meeting of Shareholders to be held on ____________________, and at any adjournment thereof, as follows:


1. To approve the Agreement and Plan of Merger dated as of November 20, 2001 by and between Ridgeway Bancshares, Inc. and Community Bankshares, Inc.

         FOR   [ ]                 AGAINST  [ ]               ABSTAIN  [ ]



2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:                 ,  2002
       ---------------

                                   ---------------------------------------------

                                   --------------------------------------------